UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Global Opportunity Income Fund (FAM)
Semi-Annual Report
For the Six Months Ended
June 30, 2018

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Asset Management Inc. (“Aberdeen” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Letter from the Chairman and CEO
June 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/Aberdeen Global Opportunity Income Fund which contains detailed information about your investment for the six months ended June 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As 2018 began, there was much enthusiasm for the “Tax Cuts and Jobs Act of 2017” tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.
For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average (“DJIA”) was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.
For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
Globally, markets underperformed moderately in the first half of 2018, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended the six-month period down just slightly. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.
We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of June 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$10.03
Common Share Net Asset Value (“NAV”)	$11.54
Premium (Discount) to NAV	(13.08)%
Net Assets Applicable to Common Shares	$149,405,931
Current Monthly Distribution per Common Share(1)	$0.0750
Current Annualized Distribution per Common Share	$0.9000
Current Distribution Rate on Common Share Price(2)	8.97%
Current Distribution Rate on NAV(2)	7.80%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	6 Months Ended 6/30/18	1 Year Ended 6/30/18	5 Years Ended 6/30/18	10 Years Ended 6/30/18	Inception (11/23/04) to 6/30/18
Fund Performance(3)
NAV	-7.20%	-2.71%	2.62%	5.27%	5.96%
Market Value	-10.42%	-6.80%	0.52%	4.91%	4.52%
Index Performance
Blended Index(4)	-4.26%	-0.79%	1.72%	3.75%	4.73%
Bloomberg Barclays Global Emerging Markets Index	-3.89%	-0.44%	4.13%	6.06%	6.76%
Bloomberg Barclays Global Aggregate Index	-1.46%	1.36%	1.49%	2.58%	3.13%

(1)	Most recent distribution paid or declared through 6/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of June 30, 2018 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	14.5%
AA	2.7
A+	6.4
A	3.0
A-	12.1
BBB	14.0
BBB-	12.1
BB+	3.1
BB	2.7
BB-	7.9
B+	7.0
B	7.3
B-	3.6
CCC+	0.1
Not Rated	3.5
Total	100.0%

Top 10 Countries(6)	% of Total Investments
Brazil	7.0%
Japan	6.4
Russia	6.3
United States	6.2
Italy	5.5
Turkey	5.5
South Africa	5.0
Mexico	4.7
Spain	4.3
Canada	4.1
Total	55.0%

Industry Classification	% of Total Investments
Sovereigns	76.3%
Government Regional	3.3
Banks	3.0
Utilities	2.6
Metals & Mining	2.0
Exploration & Production	1.6
Integrated Oils	1.3
Pipelines	1.2
Wireless Telecommunication Services	1.1
Power Generation	1.1
Food & Beverage	0.8
Government Development Banks	0.7
Central Bank	0.7
Oil & Gas Services & Equipment	0.6
Supranationals	0.5
Retail - Consumer Discretionary	0.4
Life Insurance	0.4
Real Estate	0.4
Software & Services	0.4
Wireline Telecommunication Services	0.3
Communications Equipment	0.3
Commercial Finance	0.3
Chemicals	0.3
Airlines	0.3
Industrial Other	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	4.1%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	3.8
Japan Government Ten Year Bond, 0.10%, 6/20/27	3.6
Spain Government Bond, 5.90%, 7/30/26	3.4
Treasury Corp. of Victoria, 6.00%, 10/17/22	3.3
Japan Government Thirty Year Bond, 2.40%, 3/20/37	2.8
Republic of South Africa Government Bond, 10.50%, 12/21/26	2.7
Peruvian Government International Bond, 6.90%, 8/12/37	2.6
Italy Buoni Poliennali Del Tesoro, 9.00%, 11/01/23	2.3
United States Treasury Note, 3.75%, 11/15/43	2.2
Total	30.8%

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Asset Management Inc. (“Aberdeen” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Senior Investment Manager, Global Macro
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt
Patrick O’Donnell
Senior Investment Manager, Global Macro and Pan Euro
Commentary
First Trust/Aberdeen Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2018 (Unaudited)
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of -7.20% and a market value total return of -10.42% for the six months ended June 30, 2018, compared to the Blended Index2 total return of -4.26% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2018 for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was -3.89% and the Bloomberg Barclays Global Aggregate Index was -1.46%. An important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its portfolio managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, Bloomberg Barclays Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Emerging Market Fixed Income Commentary
Market Recap
The first half of 2018 witnessed a period of market volatility and weakness particularly in the emerging market economies. This was primarily seen in the second quarter coming from increased rhetoric around trade wars and the negative impact this would have on China’s economy, which was already showing signs of cooling. The market was also concerned about the continued rate hikes expected from the Federal Reserve (the “Fed”) for the remainder of the year. With weak economic data from Europe during the period, the U.S. dollar strengthened against the Euro, which is usually a sign of emerging market exchange rate weakness.
Over the first half of the year there were a number of elections which took place in various large emerging market countries such as Mexico and Turkey. This caused further market weakness given the uncertainties following the outcomes of the elections. President Erdogan was re-elected to the Turkish presidency as expected, however his economic policies and meddling with monetary policies have been a concern for investors in Turkey. In Mexico, Andres Manual Lopez Obrador, the left-wing candidate, won the presidential election as highly anticipated. However, leading up to the elections, the market became increasingly concerned around his campaign platform to unwind some of the reforms which had occurred under President Enrique Pena Nieto.
Performance Analysis
The emerging market debt portion of the Fund performed even with the emerging market debt portion of its Blended Index over the period in both hard currency and local currency bonds.
The Fund’s overweight exposure and good stock selection in Honduras and Ukraine contributed positively to the Fund’s performance, whereas the Fund’s overweight exposure to Argentina, Ecuador, Indonesia and Brazil detracted from Fund performance. The Fund’s underweight position in Turkey, Romania and Hungary and zero holdings in Lebanon had a positive impact on performance, whereas the Fund’s underweight exposure in Malaysia detracted from performance.
Market and Fund Outlook
As we end the first half of the year, the start of the summer holiday period should provide a good opportunity for market participants to reflect on the return of volatility to the market. Sentiment turned negative in mid-April when the U.S. dollar started to appreciate against both developed and emerging market currencies. This event also coincided with the IMF/World Bank Spring meetings and helped provide an excuse for a decline in investors’ risk tolerance. While portfolio flow data has turned negative in the last three months, year-to-date figures have shown a significant allocation to the asset class – JP Morgan estimates that local currency debt has seen nearly US $14bn of inflows, while hard currency has been bolstered by nearly US $7.5bn. The recent sell-off has probably been driven by non-dedicated investors rather than emerging market investors, in our view.
Liquidity in risk assets has fallen as the Fed continues its course of policy normalization, while geopolitical considerations (especially in regard to global trade) have also provided investors with another excuse to exercise caution. We believe that despite the external
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2018 (Unaudited)
environment, emerging market countries remain in a far stronger position now to withstand these headwinds compared to the 2013 “taper tantrum” episode or the 2015 commodity price crash. This should allow good investment opportunities in favored credits where we deem valuations to have overshot long-term fundamentals.
Developed Market Commentary
Market Recap
The first half of 2018 saw pockets of volatility in global asset markets reflecting tighter financial conditions, increased U.S.-China trade tensions and political developments in Europe. The yield on the U.S. 10-year Treasury bond reached the highest level in five years, at 3.11%, before falling to close the period at 2.86%, while the curve flattened as longer tenors were relatively well bid. Core European rates diverged from the U.S. with the yield on German bunds falling 10 basis points (bps) to close at 30 bps reflecting a flight to quality following the announcement of an anti-establishment coalition government in Italy and dovish rates, guidance from the European Central Bank (“ECB”). Italian spreads widened 80 bps over domestic political developments, with moves spilling over to the rest of the E.U. periphery. Elsewhere, UK gilt ten-year yields marched higher in the first half of the period as a hike in May was fully priced by the market before Bank of England’s Governor Mark Carney backtracked in an interview, prompting market participants to pare expectations of a hike and gilts to rally. Yields closed slightly higher at 1.28%. In currencies, the U.S. dollar index appreciated by 3% reflecting firmer economic growth and divergent central bank policy. The yen was the best performing currency in the G10 supported by risk-off sentiment. The Swedish krona broadly weakened as economic data disappointed relative to expectations, while Riksbanken rhetoric leaned dovish.
In the U.S., the domestic economic backdrop continued to be very upbeat, with the unemployment rate dipping to 3.8%, and the emphasis remained on diminished spare capacity. Inflation signals – while contained – were on an upward path. Yield curve flattening remained the reaction to a generally more hawkish Fed, who raised its target range twice, in March and June, to 1.75-2% and signaled two further rate hikes for 2018, while keeping its projection for 2019 unchanged, pushing front end yields higher. Longer tenors were supported by risk-off bid, as U.S.-China trade tensions intensified after President Trump ordered officials to identify a further $200bn in goods that would be subject to a 10% tariff and further indicated he would be prepared to impose tariffs on an additional $200bn beyond that.
In Europe, markets were roiled by political developments in Italy. A deal was struck between anti-establishment parties Five Star Movement and Northern League to form a government. Giuseppe Conte was selected as a compromise candidate for prime minister. Conte, a fairly unknown lawyer with no political experience, is expected to act as executor of the deal agreed between the leaders of both parties, which include plans to scrap the 2011 pension reforms and increased deficit spending at odds with European Union (“EU”) fiscal rules. The potential appointment of a Eurosceptic finance minister prompted an aggressive sell-off in Italian assets, with the Italian spread to Germany widening as much as 175 basis points, in May. These moves somewhat retraced in June as a more moderate candidate was appointed as finance minister and following some softer rhetoric from the government. The Italian 10-year bond closed the period 109 bps wider than the German 10-year bond at 2.37%.
The ECB announced a dovish final taper of its asset purchase program, reducing purchases to €15bn per month from September to December, at which point purchases will end. It was noted the taper was “subject to incoming data” – this conditionality helped give a dovish twist to the announcement, although realistically, the bar to the ECB reneging on the taper is very high, in our view. Calendar forward guidance was also introduced, with the Governing Council expecting key rates “to remain at their present levels at least through the summer of 2019”. This dovish guidance on rate policy, when previously the Euro Overnight Index Average market was around 75% priced for a June 2019 hike, drove a notable rally in core European rates while the euro sold off sharply. In a further dovish twist, the ECB is considering reinvesting maturing assets into longer dated bonds in a move intended to maintain the flatness of the yield curve.
In the UK, the Bank of England Monetary Policy Committee (“MPC”) kept the bank rate unchanged at 0.5% in June but the vote split was more hawkish versus expectations at 6-3 (vs. 7-2), as Chief Economist Andy Haldane joined Ian McCafferty and Michael Saunders in the dissenting camp voting for a hike. Minutes from the meeting suggested that data has been consistent with expectations and recent weakness in output can be dismissed in the context of improving survey indicators. Furthermore, the MPC agreed that the labor market remains strong with slack now largely eroded, which should result in firmer wage growth and cost pressures. The policy rate threshold for balance sheet reduction was also reduced from 2% to 1.5%, which means in order for the Bank of England to unwind its quantitative easing program, the Bank rate would need to see about four rate rises. The hawkish tilt was caveated with an acknowledgment to external risks which may take time to resolve.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2018 (Unaudited)
In Japan, Haruhiko Kuroda was nominated by Prime Minister Shinzo Abe for another five-year term as governor of the Bank of Japan; the implication, in our view, is for continued commitment to ending the low inflation that has dogged the country for the past two decades.
Performance Analysis
The Fund’s developed market bond portfolio underperformed relative to benchmark during the first half of 2018. The portfolio remains underweight positions in the U.S. and core Europe with overweight positions in Australia, Spain, Portugal and Poland.
The major positive contributor to performance was the Fund’s U.S. short duration bias as fiscal stimulus announcements, positive economic data and a firmer path of interest rate hikes prompted U.S. yields to move higher. Overweight to Poland and Australia rates also added value over the period. These gains were partially offset by an allocation to U.S. dollar denominated Italian and Portuguese debt as the announcement of an anti-establishment government in Italy prompted an aggressive sell-off in domestic assets, which spilled over to the rest of the E.U. periphery.
In currencies, the portfolio’s overweight to U.S. dollars versus euros positively contributed, although these gains were more than offset by longs in Swedish krona and Polish zloty, which were higher beta in the euro sell off. An overweight to Australian dollars also negatively contributed.
Market and Fund Outlook
Our global outlook is characterized by late cycle dynamics. We expect the market, which we feel has become complacent about the lack of inflation, to be surprised to the upside as spare capacity is eroded in the most advanced economies. We expect central banks to pursue further normalization, led by the Fed, driving short and intermediate yields higher; however, continued Bank of Japan asset purchases will limit the extent of the rates sell-off globally. We expect increased Treasury supply, coupled with the gradual reduction in the Fed’s balance sheet, to drive a repricing higher in term premium in the U.S., although this conflicts with the longer-term expectation for a flat (or inverted) curve as we near the end of the cycle. Supported by robust growth, the environment could remain supportive of risk assets but we also see a number of growing vulnerabilities including geopolitical concerns, EU politics, China debt and pervasively high market valuations. So, we acknowledge the strength of the late cycle environment, but see returns skewed to the downside for risk assets over the medium term.
We have reduced the bearish bias of the portfolio following the Europe-led duration rally, both Italy and ECB driven. Long positions are concentrated at the front-ends of the curves of economies that are lagging in the economic cycle, while our shorts are focused around the 10-year tenor in the U.S., giving the portfolio a curve steepening bias. We remain positive on the U.S. dollar, bearish on the EU periphery, and see upside risks for U.S. inflation break-evens. We think structural flaws and internal divergence remain a threat to the Eurozone in the medium-term.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments
June 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 101.4%
	Angola – 0.6%
825,000	Angolan Government International Bond (USD) (b)	9.38%	05/08/48	$835,228
	Argentina – 2.7%
57,580,000	Argentina POM Politica Monetaria, Argentina Central Bank 7 day repurchase reference rate (ARS) (c)	32.22%	06/21/20	2,061,621
715,039	Argentine Republic Government International Bond (USD)	8.28%	12/31/33	645,323
530,000	Argentine Republic Government International Bond (USD)	7.13%	07/06/36	427,313
1,150,000	Argentine Republic Government International Bond (USD)	6.88%	01/11/48	866,536
				4,000,793
	Australia – 4.5%
7,945,000	Treasury Corp. of Victoria (AUD)	6.00%	10/17/22	6,755,085
	Bahrain – 0.9%
800,000	Bahrain Government International Bond (USD)	7.00%	01/26/26	751,383
680,000	Bahrain Government International Bond (USD) (b)	7.00%	10/12/28	611,313
				1,362,696
	Belarus – 0.5%
861,000	Republic of Belarus International Bond (USD) (b)	6.20%	02/28/30	816,538
	Brazil – 5.5%
35,600,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	8,300,768
	Canada – 5.5%
4,709,000	Canadian Government Bond (CAD)	10.50%	03/15/21	4,380,213
4,043,000	Canadian Government Bond (CAD)	8.00%	06/01/23	3,918,695
				8,298,908
	Czech Republic – 0.8%
20,910,000	Czech Republic Government Bond (CZK)	5.70%	05/25/24	1,163,044
	Ecuador – 0.5%
740,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	695,933
	Egypt – 0.9%
575,000	Egypt Government International Bond (USD) (b)	6.13%	01/31/22	566,919
380,000	Egypt Government International Bond (USD) (b)	8.50%	01/31/47	369,354
437,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	399,121
				1,335,394
	El Salvador – 0.4%
580,000	El Salvador Government International Bond (USD)	7.65%	06/15/35	569,954
	Ethiopia – 1.1%
1,620,000	Ethiopia International Bond (USD) (b)	6.63%	12/11/24	1,590,038
	Ghana – 2.8%
1,340,000	Ghana Government International Bond (USD)	8.13%	01/18/26	1,376,796
1,450,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	1,418,738
6,200,000	Republic of Ghana Government Bond (GHS)	21.50%	03/09/20	1,365,739
				4,161,273
	Honduras – 0.8%
1,125,000	Honduras Government International Bond (USD) (b)	7.50%	03/15/24	1,204,875
	Indonesia – 2.9%
61,800,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	4,323,412

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Iraq – 1.3%
428,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	$412,323
1,760,000	Iraq International Bond (USD)	5.80%	01/15/28	1,584,204
				1,996,527
	Italy – 7.6%
581,000	Italy Buoni Poliennali Del Tesoro (EUR)	3.75%	05/01/21	728,599
3,000,000	Italy Buoni Poliennali Del Tesoro (EUR)	9.00%	11/01/23	4,754,487
1,600,000	Italy Buoni Poliennali Del Tesoro (EUR)	7.25%	11/01/26	2,537,449
2,970,000	Republic of Italy Government International Bond (USD)	6.88%	09/27/23	3,302,492
				11,323,027
	Japan – 8.7%
795,500,000	Japan Government Ten Year Bond (JPY)	0.10%	06/20/27	7,249,493
476,350,000	Japan Government Thirty Year Bond (JPY)	2.40%	03/20/37	5,806,729
				13,056,222
	Kenya – 0.5%
590,000	Kenya Government International Bond (USD)	6.88%	06/24/24	584,053
200,000	Kenya Government International Bond (USD) (b)	8.25%	02/28/48	187,868
				771,921
	Malaysia – 2.1%
13,000,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	3,103,642
	Mexico – 4.6%
26,500,000	Mexican Bonos (MXN)	6.50%	06/09/22	1,281,244
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,131,879
27,000,000	Mexican Bonos (MXN)	5.75%	03/05/26	1,215,270
58,800,000	Mexican Bonos (MXN)	8.50%	11/18/38	3,217,676
				6,846,069
	Nigeria – 2.7%
1,130,000,000	Nigeria Government Bond (NGN)	12.50%	01/22/26	2,931,748
663,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	652,100
513,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	468,958
				4,052,806
	Norway – 0.6%
7,511,000	Norway Government Bond (NOK) (b)	1.75%	02/17/27	927,288
	Oman – 0.5%
770,000	Oman Government International Bond (USD) (b)	6.75%	01/17/48	699,699
	Pakistan – 0.4%
760,000	Pakistan Government International Bond (USD) (b)	6.88%	12/05/27	662,199
	Peru – 3.5%
16,000,000	Peruvian Government International Bond (PEN)	6.90%	08/12/37	5,258,987
	Poland – 4.1%
12,500,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	3,577,650
10,000,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	2,527,972
				6,105,622
	Portugal – 2.5%
2,000,000	Portugal Government International Bond (USD)	5.13%	10/15/24	2,076,266
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Portugal (Continued)
1,088,000	Portugal Obrigacoes do Tesouro OT (EUR) (b)	5.65%	02/15/24	$1,610,181
				3,686,447
	Russia – 6.5%
510,000,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	7,856,524
90,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	1,439,455
400,000	Russian Foreign Bond - Eurobond (USD)	5.88%	09/16/43	430,876
				9,726,855
	Rwanda – 1.0%
1,440,000	Rwanda International Government Bond (USD)	6.63%	05/02/23	1,436,239
	South Africa – 5.1%
68,400,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	5,466,455
2,200,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	2,120,884
				7,587,339
	Spain – 5.9%
4,340,000	Spain Government Bond (EUR) (b)	5.90%	07/30/26	6,970,406
1,000,000	Spain Government Bond (EUR)	6.00%	01/31/29	1,696,081
100,000	Spain Government Bond (EUR) (b)	5.15%	10/31/44	180,241
				8,846,728
	Sri Lanka – 0.9%
1,500,000	Sri Lanka Government International Bond (USD) (b)	6.75%	04/18/28	1,419,226
	Supranationals – 0.7%
8,550,000	European Investment Bank (SEK)	1.25%	05/12/25	985,337
	Suriname – 0.4%
675,000	Republic of Suriname (USD) (b)	9.25%	10/26/26	651,375
	Tanzania – 0.3%
386,672	Tanzania Government International Bond, 6 Mo. LIBOR + 6.00% (USD) (c)	8.24%	03/09/20	394,982
	Tunisia – 0.9%
1,600,000	Banque Centrale de Tunisie International Bond (USD)	5.75%	01/30/25	1,414,472
	Turkey – 5.5%
5,100,000	Turkey Government Bond (TRY)	10.40%	03/27/19	1,055,781
28,550,000	Turkey Government Bond (TRY)	8.80%	09/27/23	4,549,256
15,100,000	Turkey Government Bond (TRY)	10.40%	03/20/24	2,570,437
				8,175,474
	Ukraine – 1.8%
1,720,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/24	1,635,892
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/25	185,366
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/26	183,239
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/27	181,470
716,000	Ukraine Government International Bond (USD) (b)	(d)	05/31/40	455,508
				2,641,475
	United Kingdom – 2.9%
974,000	United Kingdom Gilt (GBP)	4.25%	12/07/27	1,623,600

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	United Kingdom (Continued)
1,250,000	United Kingdom Gilt (GBP)	4.25%	12/07/49	$2,663,692
				4,287,292
	Total Foreign Sovereign Bonds and Notes			151,471,189
	(Cost $158,619,267)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) – 26.8%
	Argentina – 0.3%
525,000	Genneia S.A. (USD) (b)	8.75%	01/20/22	507,759
	Azerbaijan – 0.9%
1,305,000	Southern Gas Corridor CJSC (USD) (b)	6.88%	03/24/26	1,409,976
	Barbados – 0.6%
750,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	830,625
	Brazil – 4.0%
766,000	Azul Investments LLP (USD) (b)	5.88%	10/26/24	652,065
750,000	Braskem Netherlands Finance BV (USD)	4.50%	01/10/28	690,938
780,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	704,933
850,000	GTL Trade Finance, Inc. (USD)	7.25%	04/16/44	864,875
1,550,000	OAS Finance Ltd. (USD) (f) (g) (h) (i)	8.88%	(j)	93,000
460,000	OAS Investments GmbH (USD) (f) (g) (h)	8.25%	10/19/19	27,600
730,000	Odebrecht Drilling Norbe VIII/IX Ltd. (USD)	6.35%	12/01/21	689,850
1,830,000	Petrobras Global Finance BV (USD)	8.75%	05/23/26	1,984,635
293,564	QGOG Atlantic/Alaskan Rigs Ltd. (USD)	5.25%	07/30/18	284,023
				5,991,919
	China – 0.7%
765,000	Shimao Property Holdings Ltd. (USD)	8.38%	02/10/22	806,080
308,000	Yingde Gases Investment Ltd. (USD) (b)	6.25%	01/19/23	291,427
				1,097,507
	Colombia – 0.4%
550,000	Banco GNB Sudameris S.A. (USD) (b) (i)	6.50%	04/03/27	563,068
	Dominican Republic – 1.3%
1,860,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	1,925,100
	El Salvador – 0.6%
800,000	Grupo Unicomer Co., Ltd. (USD) (b)	7.88%	04/01/24	844,000
	Georgia – 1.0%
540,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	539,804
975,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	984,589
				1,524,393
	Ghana – 0.5%
748,000	Tullow Oil PLC (USD) (b)	7.00%	03/01/25	708,730
	Guatemala – 0.5%
735,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	755,525
	Honduras – 0.5%
770,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	794,956
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) (Continued)
	India – 1.6%
120,000,000	NTPC Ltd. (INR)	7.25%	05/03/22	$1,706,746
756,000	Vedanta Resources PLC (USD) (b)	6.13%	08/09/24	666,355
				2,373,101
	Indonesia – 0.7%
284,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	250,459
760,000	Perusahaan Listrik Negara PT (USD) (b)	5.45%	05/21/28	774,934
				1,025,393
	Kazakhstan – 0.5%
789,000	Tengizchevroil Finance Co. International Ltd. (USD) (b)	4.00%	08/15/26	741,409
	Mexico – 1.8%
750,000	Axtel SAB de CV (USD) (b)	6.38%	11/14/24	713,437
13,950,000	Petroleos Mexicanos (MXN)	7.19%	09/12/24	618,222
750,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	723,375
773,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (b) (i)	8.88%	(j)	694,162
				2,749,196
	Nigeria – 2.4%
750,000	Access Bank PLC (USD) (b)	10.50%	10/19/21	784,440
730,000	IHS Netherlands Holdco BV (USD) (b)	9.50%	10/27/21	702,516
770,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	754,600
1,070,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	1,043,940
370,000	Zenith Bank PLC (USD) (b)	7.38%	05/30/22	369,701
				3,655,197
	Oman – 0.6%
892,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	849,817
	Russia – 2.1%
820,000	Credit Bank of Moscow Via CBOM Finance PLC (USD) (i)	7.50%	10/05/27	670,143
1,045,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	1,028,280
790,000	Gazprom OAO Via Gaz Capital S.A. (USD)	4.95%	03/23/27	763,594
600,000	GTH Finance BV (USD) (b)	7.25%	04/26/23	622,565
				3,084,582
	South Africa – 1.8%
48,000,000	Eskom Holdings SOC Ltd. (ZAR)	7.50%	09/15/33	2,624,350
	Turkey – 2.0%
920,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (b)	5.00%	04/06/23	871,195
760,000	Turkiye Garanti Bankasi AS (USD)	5.88%	03/16/23	723,330
744,000	Turkiye Vakiflar Bankasi TAO (USD)	6.00%	11/01/22	645,588
870,000	Yasar Holdings AS (USD) (b)	8.88%	05/06/20	788,726
				3,028,839
	Ukraine – 2.0%
770,000	Metinvest BV (USD) (b)	8.50%	04/23/26	721,459
860,000	MHP LUX S.A. (USD) (b)	6.95%	04/03/26	807,080
19,750,000	Ukreximbank Via Biz Finance PLC (UAH)	16.50%	03/02/21	726,131
735,000	Ukreximbank Via Biz Finance PLC (USD)	9.63%	04/27/22	738,748
				2,993,418
	Total Foreign Corporate Bonds and Notes			40,078,860
	(Cost $43,415,291)

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 8.5%
$3,057,000	United States Treasury Note	1.63%	03/15/20	$3,012,041
3,949,000	United States Treasury Note	2.63%	05/15/21	3,949,694
1,260,000	United States Treasury Note	1.50%	08/15/26	1,137,987
4,002,000	United States Treasury Note	3.75%	11/15/43	4,550,634
	Total U.S. Government Bonds and Notes			12,650,356
	(Cost $12,806,566)

Total Investments – 136.7%	204,200,405
(Cost $214,841,124) (k)
Outstanding Loans – (42.2)%	(63,006,528)
Net Other Assets and Liabilities – 5.5%	8,212,054
Net Assets – 100.0%	$149,405,931

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2018	Sale Value as of 6/30/2018	Unrealized Appreciation/ (Depreciation)
07/10/18	GS	EUR	79,000	USD	97,846	$ 92,332	$ 97,846	$ (5,514)
07/10/18	UBS	PLN	13,167,000	USD	3,588,081	3,515,797	3,588,081	(72,284)
07/10/18	UBS	ZAR	46,184,000	USD	3,653,850	3,361,937	3,653,850	(291,913)
07/10/18	CIT	USD	505,102	AUD	668,000	505,102	494,374	10,728
07/10/18	UBS	USD	5,223,468	AUD	6,788,000	5,223,468	5,023,664	199,804
08/24/18	BAR	USD	1,370,804	BRL	5,390,000	1,370,804	1,382,103	(11,299)
08/24/18	BAR	USD	2,864,400	BRL	10,488,000	2,864,400	2,689,331	175,069
07/10/18	UBS	USD	7,373,138	CAD	9,479,000	7,373,138	7,211,692	161,446
07/10/18	BAR	USD	1,496,924	JPY	158,090,000	1,496,924	1,428,976	67,948
07/10/18	BAR	USD	3,863,191	PLN	13,167,000	3,863,191	3,515,797	347,394
07/10/18	GS	USD	3,664,129	ZAR	46,184,000	3,664,129	3,361,937	302,192
07/10/18	BAR	USD	4,120,443	ZAR	55,714,000	4,120,443	4,055,668	64,775
Net Unrealized Appreciation (Depreciation)								$948,346

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
GS	Goldman Sachs
UBS	UBS
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc. (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2018, securities noted as such amounted to $51,412,403 or 34.4% of net assets.
(c)	Floating rate security.
(d)	Zero coupon bond.
(e)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(h)	This issuer has filed for bankruptcy protection in a São Paulo state court.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
(i)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(j)	Perpetual maturity.
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,843,929 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,536,302. The net unrealized depreciation was $9,692,373. The amounts presented are inclusive of derivative contracts.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 151,471,189	$ —	$ 151,471,189	$ —
Foreign Corporate Bonds and Notes*	40,078,860	—	40,078,860	—
U.S. Government Bonds and Notes	12,650,356	—	12,650,356	—
Total Investments	204,200,405	—	204,200,405	—
Forward Foreign Currency Contracts	1,329,356	—	1,329,356	—
Total	$ 205,529,761	$—	$ 205,529,761	$—
LIABILITIES TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (381,010)	$—	$ (381,010)	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	50.9%
EUR	9.0
JPY	5.7
RUB	4.5
TRY	4.0
MXN	3.6
PLN	3.0
PEN	2.6
IDR	2.1
GBP	2.1
BRL	2.1
ZAR	2.0
MYR	1.5
NGN	1.4
ARS	1.0
INR	0.8
GHS	0.7
AUD	0.6
CZK	0.6
CAD	0.5
SEK	0.5
NOK	0.4
UAH	0.4
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound Sterling
GHS	Ghanaian Cedis
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $214,841,124)	$ 204,200,405
Cash	3,395,155
Foreign currency (Cost $234,662)	225,816
Unrealized appreciation on forward foreign currency contracts	1,329,356
Receivables:
Interest	4,036,057
Investment securities sold	372,964
Prepaid expenses	18,958
Total Assets	213,578,711
LIABILITIES:
Outstanding loans	63,006,528
Unrealized depreciation on forward foreign currency contracts	381,010
Payables:
Investment securities purchased	344,446
Investment advisory fees	175,584
Due to broker	119,807
Interest and fees on loans	42,270
Audit and tax fees	33,655
Custodian fees	28,345
Administrative fees	18,322
Printing fees	18,214
Transfer agent fees	3,005
Financial reporting fees	771
Trustees’ fees and expenses	59
Other liabilities	764
Total Liabilities	64,172,780
NET ASSETS	$149,405,931
NET ASSETS consist of:
Paid-in capital	$ 173,522,291
Par value	129,503
Accumulated net investment income (loss)	(3,916,238)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(13,414,060)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	(6,915,565)
NET ASSETS	$149,405,931
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.54
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	12,950,337

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Operations
For the Six Months Ended June 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $19,083)	$ 6,732,086
Other	1,569
Total investment income	6,733,655
EXPENSES:
Investment advisory fees	1,123,296
Interest and fees on loans	729,604
Custodian fees	109,664
Administrative fees	67,752
Printing fees	34,503
Audit and tax fees	28,914
Transfer agent fees	17,616
Legal fees	13,787
Trustees’ fees and expenses	8,128
Listing expense	7,103
Financial reporting fees	4,625
Other	9,679
Total expenses	2,154,671
NET INVESTMENT INCOME (LOSS)	4,578,984
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,320,912)
Forward foreign currency contracts	(594,412)
Foreign currency transactions	(338,187)
Foreign capital gains tax	(56,167)
Net realized gain (loss)	(2,309,678)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,361,014)
Forward foreign currency contracts	1,436,278
Foreign currency translation	211,978
Deferred foreign capital gains tax	57,223
Net change in unrealized appreciation (depreciation)	(14,655,535)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,965,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,386,229)
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 4,578,984	$ 11,109,128
Net realized gain (loss)	(2,309,678)	(2,216,986)
Net change in unrealized appreciation (depreciation)	(14,655,535)	18,077,333
Net increase (decrease) in net assets resulting from operations	(12,386,229)	26,969,475
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,827,652)	(5,641,828)
Return of capital	—	(7,956,025)
Total distributions to shareholders	(5,827,652)	(13,597,853)
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer	—	(54,234,272)
Net increase (decrease) in net assets resulting from capital transactions	—	(54,234,272)
Total increase (decrease) in net assets	(18,213,881)	(40,862,650)
NET ASSETS:
Beginning of period	167,619,812	208,482,462
End of period	$ 149,405,931	$ 167,619,812
Accumulated net investment income (loss) at end of period	$(3,916,238)	$(2,667,570)
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	12,950,337	17,267,115
Common Shares purchased pursuant to a tender offer (a)	—	(4,316,778)
Common Shares repurchased (b)	—	—
Common Shares at end of period	12,950,337	12,950,337

(a)	On May 25, 2017, the Fund commenced a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 4,316,778 (25%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.
(b)	On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. The Fund did not repurchase any shares during the six months ended June 30, 2018, and the year ended December 31, 2017. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 727,422 common shares (for an aggregate of 870,510) or (ii) March 15, 2019.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Six Months Ended June 30, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(12,386,229)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(70,022,917)
Sales, maturities and paydown of investments	72,589,776
Net amortization/accretion of premiums/discounts on investments	298,017
Net realized gain/loss on investments	1,320,912
Net change in unrealized appreciation/depreciation on investments	16,361,014
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(1,436,278)
Changes in assets and liabilities:
Increase in interest receivable	(147,079)
Increase in prepaid expenses	(17,341)
Increase in interest and fees payable on loans	2,339
Increase in due to broker	113,050
Decrease in investment advisory fees payable	(19,020)
Decrease in audit and tax fees payable	(24,869)
Decrease in legal fees payable	(1,733)
Decrease in printing fees payable	(7,018)
Decrease in administrative fees payable	(1,778)
Decrease in custodian fees payable	(24,574)
Decrease in transfer agent fees payable	(3,717)
Increase in Trustees’ fees and expenses payable	33
Decrease in deferred foreign capital gains tax	(57,223)
Increase in other liabilities payable	217
Cash provided by operating activities		$6,535,582
Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(5,827,652)
Effect of exchange rate changes on Euro Loans (a)	(302,025)
Cash used in financing activities		(6,129,677)
Increase in cash and foreign currency (b)		405,905
Cash and foreign currency at beginning of period		3,215,066
Cash and foreign currency at end of period		$3,620,971
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$727,265

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(90,047), which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$ 12.94	$ 12.07	$ 11.66	$ 13.77	$ 15.32	$ 18.37
Income from investment operations:
Net investment income (loss)	0.35	0.72	0.73	0.82	1.03	1.07
Net realized and unrealized gain (loss)	(1.30)	0.98	0.58	(1.80)	(1.22)	(2.56)
Total from investment operations	(0.95)	1.70	1.31	(0.98)	(0.19)	(1.49)
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.37)	(0.43)	—	(0.71)	(1.08)
Net realized gain	—	—	—	—	(0.13)	(0.13)
Return of capital	—	(0.53)	(0.47)	(1.14)	(0.52)	(0.35)
Total distributions paid to Common Shareholders	(0.45)	(0.90)	(0.90)	(1.14)	(1.36)	(1.56)
Common Share repurchases	—	—	—	0.01	—	—
Tender offer purchases	—	0.07	—	—	—	—
Net asset value, end of period	$11.54	$12.94	$12.07	$11.66	$13.77	$15.32
Market value, end of period	$10.03	$11.66	$11.16	$10.13	$12.04	$14.05
Total return based on net asset value (a)	(7.20)%	15.91%	12.39%	(6.03)%	(0.84)%	(7.91)%
Total return based on market value (a)	(10.42)%	12.88%	19.61%	(6.63)%	(5.46)%	(13.13)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 149,406	$ 167,620	$ 208,482	$ 201,262	$ 239,807	$ 266,682
Ratio of total expenses to average net assets	2.66% (b)	2.52%	2.19%	2.10%	2.16%	2.10%
Ratio of total expenses to average net assets excluding interest expense	1.76% (b)	1.84%	1.71%	1.71%	1.76%	1.72%
Ratio of net investment income (loss) to average net assets	5.66% (b)	5.81%	5.93%	6.42%	6.79%	6.41%
Portfolio turnover rate	30%	54%	64%	61%	61%	56%
Indebtedness:
Total loans outstanding (in 000’s)	$ 63,007	$ 63,309	$ 82,421	$ 86,243	$ 97,405	$ 98,966
Asset coverage per $1,000 of indebtedness (c)	$ 3,371	$ 3,648	$ 3,529	$ 3,334	$ 3,462	$ 3,695

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
1. Organization
First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FAM on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Asset Management Inc.’s (“Aberdeen” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2018, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Values/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$6.00	$1,550,000	$93,000	0.06%
OAS Investments GmbH, 8.25%	10/12/2012	460,000	6.00	460,000	27,600	0.02
				$2,010,000	$120,600	0.08%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$5,641,828
Capital gains	—
Return of capital	7,956,025
As of December 31, 2017, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(7,510,417)
Net unrealized appreciation (depreciation)	1,665,900
Total accumulated earnings (losses)	(5,844,517)
Other	(187,465)
Paid-in capital	173,651,794
Total net assets	$167,619,812
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation)” on the Statement of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Fund had $6,923,925 non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2017, the Fund incurred and elected to defer capital losses of $586,492.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 1,329,356	$ —	$ 1,329,356	$ (378,063)	$ —	$ 951,293

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (381,010)	$ —	$ (381,010)	$ 378,063	$ —	$ (2,947)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
J. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Aberdeen serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Aberdeen, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2018, were $58,937,438 and $66,309,407, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the six months ended June 30, 2018, were $6,970,230 and $0, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 1,329,356	Unrealized depreciation on forward foreign currency contracts	$ 381,010
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(594,412)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	1,436,278
For the six months ended June 30, 2018, the notional values of forward foreign currency contracts opened and closed were $219,736,877 and $237,346,641, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $75,000,000. As of June 30, 2018, the Fund had three loans outstanding under the revolving credit facility totaling $63,006,528, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $39,000,000, $13,000,000 and $11,006,528 (the U.S. Dollar equivalent of a €9,425,000 loan). For the six months ended June 30, 2018, the average amount outstanding was $63,408,028. The high and low annual interest rates during the six months ended June 30, 2018 were 2.86% and 0.78%, respectively, and the average weighted average interest rate was 2.22%. The weighted average interest rate at June 30, 2018 was 2.50%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.78%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 21, 2018, but can be renewed annually.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Tender Offer
As previously announced, the Fund conducted a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017.
Because the Fund’s tender offer was oversubscribed, the Fund repurchased 25% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
8,693,400	4,316,778	49.66%	$ 12.5636	12,950,337
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 10,443,785, the number of votes against was 672,607 and the number of broker non-votes was 1,833,945. The number of votes cast in favor of Mr. Kadlec was 10,475,357, the number of votes against was 641,035 and the number of broker non-votes was 1,833,945. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. To the extent the Fund invests significantly in asset-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Potential Conflicts of Interest Risk. First Trust, Aberdeen and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Aberdeen currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Aberdeen) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Aberdeen have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees (the “Board”) of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Aberdeen Asset Management Inc. (the “Sub Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor’s and the Sub Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. The Board also considered information provided by the Sub-Advisor on the transaction between the Sub-Advisor’s parent company, Aberdeen Asset Management plc (“Aberdeen PLC”), and Standard Life plc that closed in August 2017. The Board noted the Sub-Advisor’s statements that Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the transaction but did not otherwise change and that the portfolio management team for the Fund has remained the same following the transaction. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employs an advisor/sub advisor management structure with an unaffiliated sub-advisor; (iv) some of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average and the Fund’s blended benchmark index for the one-, three- and five-year periods ended December 31, 2017. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2018 (Unaudited)
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s representation that because it manages the Fund in a similar fashion to other accounts it works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that although it expects operating costs in general to continue to rise, it expects shareholders of the Fund to continue to experience indirect benefits from economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall out benefits that may be realized by the Sub Advisor from its relationship with the Fund, and noted that with the implementation of the revised Markets in Financial Instruments Directive in the European Union in January 2018, the Sub Advisor will generally no longer use soft dollars. In addition, the Fund invests mainly in fixed income securities, and there were de minimis credits generated by the Fund from commission sharing arrangements in 2017. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

(b)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of September 6, 2018

Patrick O’Donnell replaced József Szabo as a portfolio manager of the Registrant.

Patrick O’Donnell, Senior Investment Manager, Global Macro and Pan Euro. Mr. O’Donnell is a Senior Investment Manager on the Fixed Income EMEA Team. Patrick joined Aberdeen in 2005 through the Graduate Recruitment Program.

(b)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of June 30, 2018

(assets in millions).

Name of Portfolio Manager or Team Member	Type of Accounts***	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Patrick O’Donnell	Registered Investment Companies:	8	$1,659.83	0	$0
	Other Pooled Investment Vehicles:	23	$5,882.14	0	$0
	Other Accounts:	28	$5,675.05	2	$522.21

Potential Conflicts of Interests

As of June 30, 2018

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. Other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. The Fund’s portfolio managers manage a number of pooled investment vehicles and other accounts, a few of which contain performance based fees.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Aberdeen or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises or eliminate or minimize conflicts.

(b) (3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of June 30, 2018

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(4)       Disclosure of Securities Ownership

The information below is as of June 30, 2018

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Patrick O’Donnell	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2018– 01/31/2018)	0	N/A	0	727,422
Month #2 (02/01/2018– 02/28/2018)	0	N/A	0	727,422
Month #3 (03/01/2018– 03/31/2018)	0	N/A	0	727,422
Month #4 (04/01/2018– 04/30/2018)	0	N/A	0	727,422
Month #5 (05/01/2018– 05/31/2018)	0	N/A	0	727,422
Month #6 (06/01/2018– 06/30/2018)	0	N/A	0	727,422
Total	0	N/A	0	727,422

On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. The Fund did not repurchase any shares during the six months ended June 30, 2018, and the year ended December 31, 2017. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 727,422 common shares (for an aggregate of 870,510) or (ii) March 15, 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 7, 2018

* Print the name and title of each signing officer under his or her signature.